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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: NOVEMBER 23, 2004
                        (Date of earliest event reported)

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

   DELAWARE                      0-26224                        51-0317849
  (State of              (Commission File Number)              (IRS Employer
Incorporation)                                              Identification No.)

                              311 Enterprise Drive
                              Plainsboro, NJ 08536
          (Address of principal executive offices, including zip code)

                                 (609) 275-0500
              (Registrant's telephone number, including area code)



        Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [_] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.



        On November 23, 2004, Tru St Partnership LP, a Pennsylvania limited partnership of which Dr. Richard E. Caruso, the Chairman of the Board of Directors of Integra LifeSciences Holdings Corporation (the "Company"), is a partner and the President, entered into a forward sale transaction (the "Forward Sale") with Credit Suisse First Boston Capital LLC. The total number of shares covered by the Forward Sale is 600,000. Following the transaction, Dr. Caruso will continue to be the largest beneficial owner of the Company's stock.

        The Forward Sale transaction enables Dr. Caruso to diversify his investment portfolio while still benefiting from future appreciation of the Company's stock price. Tru St Partnership LP has filed a Form 144 and Dr. Caruso will file a Form 4 in connection with the Forward Sale transaction.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 26, 2004


                                  INTEGRA LIFESCIENCES HOLDINGS CORPORATION



                                  By:  /s/ Stuart M. Essig
                                       -----------------------------------------
                                       Stuart M. Essig
                                       President and Chief Executive Officer